                                                                    EXHIBIT 4.1

COMMON STOCK                        RUBIO'S                        COMMON STOCK
   NUMBER                          BAJA GRILL
C-                 HOME OF THE FISH TACO -REGISTERED TRADEMARK-

INCORPORATED UNDER THE LAWS OF                        CUSIP 78116B 10 2
    THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE $0.001 PER SHARE, OF

                           RUBIO'S RESTAURANTS, INC.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

   WITNESS THE FACSIMILE SEAL OF SAID CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

        [ILLEGIBLE]            SEAL                    [ILLEGIBLE]

         SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

                                    TRANSFER AGENT
                                    AND REGISTRAR,

By

                              AUTHORIZED SIGNATURE

                            RUBIO'S RESTAURANTS, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE 0F THE CORPORATION.

   Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT-...........Custodian..........
TEN ENT - as tenants by the entireties                               (Cust)            (Minor)
JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
          survivorship and not as tenants                         Act...........................
          in common                                                          (State)

                                                UNIF TRF MIN ACT-.......Custodian (until age....)
                                                                  (Cust)

                                                                 ....... under Uniform Transfers
                                                                 (Minor)
                                                                 to Minors Act...................
                                                                                  (State)

           Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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----------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.


Dated
     ---------------------------------
                                            X
                                              ---------------------------------

                                            X
                                              ---------------------------------
                                      NOTICE: THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN
                                              EVERY PARTICULAR WITHOUT
                                              ALTERATION OR ENLARGEMENT OR
                                              ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

BY
  -----------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.